                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2004
                                                          ---------------

                                  Langer, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)

        Delaware                                       0-12991                            11-2239561
-------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction                    (Commission File Number)                 (IRS Employer
of incorporation)                                                                       Identification No.)

         450 Commack Road, Deer Park, New York                                  11729 - 4510
----------------------------------------------------------------------------------------------------------
         (Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code: 631-667-1200
                                                    ------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  The following Exhibit is filed as part of this Current Report on Form 8-K:

                  Exhibit 99.1      Press Release dated August 12, 2004,
                                    with respect to the Registrant's results for
                                    the three-month period ended June 30, 2004
                                    (furnished only).

Item 12. Results of Operations and Financial Condition.

                  On August 12, 2004, Langer, Inc. (the "Registrant") announced financial results for the three-month period ended June 30, 2004. A copy of the press release announcing the Registrant's financial results for such period is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  The information in this Form 8-K and the Exhibit attached
hereto shall not be deemed "filed" for purposes of Section 18 of the Securities
Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2004

LANGER, INC.

By:  /s/Andrew H. Meyers
     ----------------------------------
        Andrew H. Meyers
        President and Chief Executive Officer

By:  /s/Joseph P. Ciavarella
     ----------------------------------
        Joseph P. Ciavarella
        Vice President and Chief Financial Officer

                                  Exhibit Index

Exhibit 99.1 Press Release dated August 12, 2004.